 O c u p h i r e I n v e s t o r P r e s e n t a t i o n  M a r c h 2 0 2 4  Exhibit 99.1

 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements concerning the End-of-Phase 2 meeting with the FDA to align on late-stage registration endpoints and study parameters, the launching of RYZUMVI, the continued development of PS and LDP, our partnership with Viatris, the strength of our cash position, and the potential of APX3330 as an oral treatment for patients with non-proliferative diabetic retinopathy. These forward-looking statements relate to us, our business prospects and our results of operations and are subject to certain risks and uncertainties posed by many factors and events that could cause our actual business, prospects and results of operations to differ materially from those anticipated by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those described under the heading “Risk Factors” included in our Annual Report on Form 10-K. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. We undertake no obligation to revise any forward-looking statements in order to reflect events or circumstances that might subsequently arise. These forward-looking statements are based upon Ocuphire’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, including, without limitation: the success and timing of regulatory submissions and pre-clinical and clinical trials, including enrollment and data readouts; regulatory requirements or developments; changes to or unanticipated events in connection with clinical trial designs and regulatory pathways; delays or difficulties in the enrollment of patients in clinical trials; substantial competition and rapid technological change; our development of sales and marketing infrastructure; future revenue losses and profitability; our relatively short operating history; changes in capital resource requirements; risks related to the inability of Ocuphire to obtain sufficient additional capital to continue to advance its product candidates and its preclinical programs; domestic and worldwide legislative, regulatory, political and economic developments; employee misconduct; changes in market opportunities and acceptance; reliance on third-parties; future, potential product liability and securities litigation; system failures, unplanned events, or cyber incidents; the substantial number of shares subject to potential issuance associated with our Equity Line of Credit arrangement with LPC; risks that our partnership with Viatris, or our other licensing arrangements, may not facilitate the commercialization or market acceptance of Ocuphire’s product candidates; future fluctuations in the market price of our common stock; the success and timing of commercialization of any of Ocuphire’s product candidates; and obtaining and maintaining Ocuphire’s intellectual property rights.  The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive. Readers are urged to carefully review and consider the various disclosures made by us in this presentation and in our reports filed with the SEC that advise interested parties of the risks and factors that may affect our business. All forward-looking statements contained in this presentation speak only as of the date on which they were made. Ocuphire undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.  2  Disclosures and Forward-Looking Statements

Positioned to Transform the Treatment of Diabetic Retinopathy

Diabetic retinopathy market is large and underserved

- DR is the **leading cause of blindness** in working age adults, **impacting 10M patients in the US**[1,2]
- Most patients have early-stage disease (non-proliferative diabetic retinopathy), which is generally **untreated and represents a $6B market**[3]

Oral APX3330 targets earlier-stage DR via multiple pathways

- Current therapies are invasive, often reserved for advanced DR, and **do not address multiple disease pathways**
- APX3330 may represent a promising oral option for **slowing DR progression** by inhibiting Ref-1, simultaneously **addressing angiogenesis, oxidative stress, and inflammation**

Phase 2 efficacy of APX3330 in slowing DR progression

- **Fewer APX3330-treated subjects experienced DR worsening** compared to placebo, demonstrating efficacy on the FDA-confirmed endpoint of ≥ 3-step DRSS worsening on binocular scale
- Fewer APX3330-treated subjects developed proliferative diabetic retinopathy (advanced DR) compared to placebo

Primed for upcoming pivotal Phase 2/3 study

- **End-of-phase 2 meeting completed** with FDA alignment on primary endpoint
- **SPA submitted** to secure alignment on study design and statistical analysis plan

Proven development team

- **Over 60 years** of combined Ophthalmology experience
- Senior management involved in the **research, development, and approval of numerous Ophthalmic products,** including Vabysmo®, Syfovre®, Miebo ™, Oxervate®, Ryzumvi ™, Xiidra®, Eysuvis®, and Inveltys®

Revenue-generating partnership

- In partnership with Viatris, **Ryzumvi™ expected to launch 1H 2024** for reversal of pharmacologically-induced mydriasis and **two ongoing, funded Phase 3 studies** in decreased visual acuity under low light conditions and presbyopia
- Provides for potential **double-digit royalties and milestone payments**

NPDR market calculated based on total DR market size of 8.9B in 2023 and NPDR revenue share of 70.38% in 2023.
AMD, age-related macular degeneration; DR, diabetic retinopathy; DRSS, Diabetic Retinopathy Severity Scale; FDA, Food & Drug Administration; GA, geographic atrophy; NPDR, non-proliferative diabetic retinopathy; PDR, proliferative diabetic retinopathy; SPA, Special Protocol Assessment.

Vabysmo® is a trademark of Genentech, Inc.; Syfovre® is a registered trademark of Apellis Pharmaceuticals, Inc.; Meibo ™is a trademark of Bausch + Lomb Incorporated or its affiliates; Oxervate® is a registered trademark of Dompé Farmaceutici S.p.a.; RYZUMVI™ is a trademark of Ocuphire Pharma, Inc.; Xiidra® is a registered trademark of Bausch + Lomb Incorporated or its affiliates; Eysuvis® and Inveltys are registered trademarks of Alcon, Inc.

1. Flaxel CJ, et al. Diabetic retinopathy preferred practice pattern®. *Ophthalmology.* 2020;127:66-145. 2. Prevalence of diabetic retinopathy. Centers for Disease Control and Prevention. Accessed December 21, 2023. https://www.cdc.gov/visionhealth/vehss/estimates/dr-prevalence.html 3. Data on file

Ocuphire PHARMA
3

APX3330 is the Foundation of Our Retina Pipeline

PRODUCT CANDIDATE	INDICATION	PRE-CLINICAL	PHASE 1	PHASE 2	PHASE 3	REGULATORY APPROVAL	MILESTONES
APX3330 Oral pill	Diabetic Retinopathy						• **EOP2 meeting ✓** • **SPA submission ✓**
APX2009	Geographic Atrophy						• Preclinical proof-of-concept
APX2014	Retina						• Select drug delivery technology and evaluate target disease

Ryzumvi™ (phentolamine ophthalmic solution) 0.75% Eye drop **Licensed to Viatris**	Reversal of pharmacologically-induced mydriasis						• Approved (Sept 2023) ✓ • **Launch expected 1H 2024**
	Presbyopia						• VEGA-2 Ph 3 topline data (Q4 2023) ✓
	Decreased visual acuity under low light (mesopic) conditions						• SPA Agreement ✓ • LYNX-2 pivotal studies

*RYZUMVI ™ is indicated for the treatment of pharmacologically-induced mydriasis produced by adrenergic agonists (eg, phenylephrine) or parasympatholytic agents (eg, tropicamide).

EOP, end of Phase; SPA, Special Protocol Assessment.

RYZUMVI ™ is a trademark of Ocuphire Pharma, Inc.

Ocuphire PHARMA 4

Diabetic Retinopathy is the Leading Cause of Vision Loss in Working-Age Adults in the US

What is DR?

Common complication of diabetes, and results from **damage to blood vessels in the retina,** progressively leading to vision loss and impaired quality of life

	NPDR Non-proliferative Diabetic Retinopathy	PDR Proliferative Diabetic Retinopathy
CLINICAL PRESENTATION	Blood vessels weaken, bulge, close off, or leak into the retina	Growth of new abnormal blood vessels in the retina (neovascularization), vitreous hemorrhage, and scar tissue
COMMON SYMPTOMS	Asymptomatic (early stages) Floaters, blurry vision, dark spots (later stages)	Vision loss, blindness
TREATMENT	"Watch and wait" is SoC IVI anti-VEGF injections (advanced disease)	IVI anti-VEGF injections Panretinal laser photocoagulation Vitrectomy surgery anti-VEGF, anti-vascular endothelial growth factor therapy; DR, diabetic retinopathy; IVI, intravitreal injection; NPDR, non-proliferative diabetic retinopathy; PDR, proliferative diabetic retinopathy; SoC, standard of care.

1. Diabetic Eye Disease. National Institute of Diabetes and Digestive and Kidney Diseases. https://www.niddk.nih.gov/health-information/diabetes/overview/preventing-problems/diabetic-eye-disease#:~:text=Diabetic%20retinopathy%20is%20the%20most,of%20blindness%20by%2095%20percent. Accessed on March 20, 2024. **2.** Diabetic retinopathy: Causes, symptoms, treatment. American Academy of Ophthalmology. Accessed on December 22, 2023. https://www.aao.org/eye-health/diseases/what-is-diabetic-retinopathy **3.** Flaxel CJ, et al. *Ophthalmology*. 2020:P66-P145.

Ocuphire PHARMA 5

DR Progression Can Have a Significant Impact On Functional Vision

NPDR
Minimal visual disruption

PDR
Significant vision loss



Terminal Island
Fisher Island
NEXT LEFT
Star Island
NEXT RIGHT

~50% of patients with severe NPDR will progress to PDR in **1 year**[1]

Treating diabetic retinopathy early can **reduce the risk of blindness by 95%**[2]

NOTE: The severity of vision loss varies between individuals with DR
DR, diabetic retinopathy; NPDR, non-proliferative diabetic retinopathy; PDR, proliferative diabetic retinopathy.

1. [No authors listed]. ETDRS report number 12. *Ophthalmology*. 1991;98:823-833. **2.** Diabetic Eye Disease. National Institute of Diabetes and Digestive and Kidney Diseases. https://www.niddk.nih.gov/health-information/diabetes/overview/preventing-problems/diabetic-eye-disease#:~:text=Diabetic%20retinopathy%20is%20the%20most,of%20blindness%20by%2095%20percent. Accessed on March 5, 2024.

Ocuphire PHARMA
6

NPDR Represents a Large Segment of the Growing DR Market



38M DIABETICS[1]
1 in 10 Americans have diabetes;
98M (over 1 in 3) have pre-diabetes[1]
10M DR[2]
~1 in 4 diabetics (aged 40+) have DR[1,2];
Projected to increase to 19M+ by 2050[3]
2M
PDR[2]
8M
NPDR[2]

PDR market is addressed by 3 approved therapies

LUCENTIS® RANIBIZUMAB INJECTION

EYLEA® (aflibercept) Injection

VABYSMO™ faricimab-svoa injection 6 mg

APX3330 target market opportunity is $6B[4]

- Expected to grow at CAGR of **~6% by 2030[4]**
- APX3330 is the **most advanced oral candidate** in development for NPDR

NPDR market calculated based on total DR market size of 8.9B in 2023 and NPDR revenue share of 70.38% in 2023.[4]

CAGR, compound annual growth rate; DR, diabetic retinopathy; NPDR, non-proliferative diabetic retinopathy; PDR, proliferative diabetic retinopathy.

Lucentis® is a registered trademark of Genentech, Inc; Eylea® is a registered trademark of Regeneron Pharmaceuticals, Inc.; Vabysmo® is a trademark of Genentech, Inc.

1. Diabetes. A report card. Centers for Disease Control and Prevention. Accessed December 21, 2023. https://www.cdc.gov/diabetes/library/socialmedia/infographics/diabetes.html **2.** Prevalence of diabetic retinopathy. Centers for Disease Control and Prevention. Accessed December 21, 2023. https://www.cdc.gov/visionhealth/vehss/estimates/dr-prevalence.html **3.** Lundeen EA, et al. *JAMA Ophthalmol.* 2023;141(8):747-754. **4.** Grand View Research. Diabetic retinopathy market analysis, 2018-2023. 2023. https://www.grandviewresearch.com/industry-analysis/diabetic-retinopathy-market

Ocuphire PHARMA 7

APX3330 has the Potential to be the First Oral Treatment for DR

	COMPANY	DRUG	PHASE	TARGET	ROA
Non-invasive therapies	Ocuphire Pharma	**APX3330**	**Phase 2/3**	**Ref-1 inhibitor**	**Oral**
	Bayer	Runcaciguat	Phase 2	Guanylate cyclase activator	Oral
	Valo	OPL-0401	Phase 2	ROCK 1/2 inhibitor	Oral
	Vantage	VX-1	Phase 2	AOC-3 inhibitor	Oral
	Roche	*RG7774*	*Discontinued*	*CB2 receptor (cannabinoid)*	*Oral*
	OcuTerra Therapeutics	OTT166	Phase 2 *Missed efficacy endpoint*	Integrin inhibitor	Eye drop
Invasive therapies (IVT/suprachoroidal)	COMPANY	DRUG	PHASE	TARGET	ROA
	REGENERON	Eylea® (aflibercept)*	Commercial	VEGF-A/B; PIGF	Intravitreal
	Genentech A Member of the Roche Group	Lucentis® (ranibizumab)†	Commercial	VEGF-A	Intravitreal
	KODIAK	KSI-301 (tarcocimab)	Phase 3	VEGF	Intravitreal
	EyePoint Pharmaceuticals	EYP-1901	Phase 2	Voloronib (TKI)‡	Intravitreal
	Boehringer Ingelheim	BI 764524	Phase 2	Anti-Sema3A	Intravitreal
	Ocular Therapeutix	OTX-TKI	Phase 1	Axitinib (TKI)‡	Intravitreal
	REGENXBIO	RGX-314	Phase 2	AAV8 VEGF	Suprachoroidal (gene therapy)

AAV8, adeno-associated virus 8; AOC-3, Amine oxidase copper-containing 3; CB2, cannabinoid receptor 2; DR, diabetic retinopathy; PIGF, placental growth factor; Ref-1, reduction-oxidation effector factor-1; ROCK, rho kinase; Sema3A, semaphorin3A; TKI, tyrosine kinase inhibitor; VEGF, vascular endothelial growth factor.

Eylea® is a registered trademark of Regeneron Pharmaceuticals, Inc.; Lucentis® is a registered trademark of Genentech, Inc.

Note: Two Tyrosine Kinase and a Plasma Kallikrein Inhibitors failed as orals in Phase 2 due to dose limiting adverse events (e.g., liver and cardiovascular).

*Trials to support approval: Panorama clinical trial; †Trials to support approval: Protocol I & T and Rise & Ride; ‡Failed as oral/systemic treatments in retina due to dose limiting toxicity

Sources: Company websites and www.clinicaltrials.gov

Ocuphire Pharma 8

 APX3330  The most advanced oral program currently in development for diabetic retinopathy

Ref-1 Mediates Multiple Pathways Involved in DR

Current Invasive Treatments Only Target a Single Pathway



Ref-1
Elevated VEGF expression
Increased oxidative stress via Nrf2 inactivation
Elevated inflammatory cytokines
Angiogenesis
Oxidative Stress
Inflammation
Anti-VEGF injections ONLY target angiogenesis
Steroid injections / implants ONLY target inflammation
LUCENTIS RANIBIZUMAB
EYLEA (aflibercept) Injection
VABYSMO
Ozurdex
XIPERE (triamcinolone acetonide injectable suspension) 40 mg/mL
ILUVIEN

NOTE: Ozurdex®, Xipere®, and Iluvien® are not indicated for the treatment of DR.

Lucentis® is a registered trademark of Genentech, Inc; Eylea® is a registered trademark of Regeneron Pharmaceuticals, Inc.; Vabysmo® is a trademark of Genentech, Inc.; Ozurdex is a registered trademark of Allergan, Inc., an AbbVie company; Xipere® is a registered trademark of Clearside Biomedical, Inc.; Iluvien is a registered trademark of Alimera Sciences, Inc.

Nrf2, nuclear factor erythroid 2–related factor 2; Ref-1, reduction-oxidation effector factor-1; VEGF, vascular endothelial growth factor.

1. Logsdon DP, et al. *Sci Rep.* 2018;8:13759. **2.** Li Y, et al. *Redox Biology 2.* 2014;485-494. FDA

Ocuphire PHARMA

10

APX3330 Inhibits Ref-1-mediated Angiogenesis, Oxidative Stress, and Inflammation



APX3330 Inhibits Ref-1
Ref-1
Elevated VEGF expression
Increased oxidative stress via Nrf2 inactivation
Elevated inflammatory cytokines
Angiogenesis
Oxidative Stress
Inflammation

Nrf2, nuclear factor erythroid 2–related factor 2; Ref-1, reduction-oxidation effector factor-1; TNF-α: tumor necrosis factor alpha; VEGF, vascular endothelial growth factor.

1. Logsdon DP, et al. *Sci Rep.* 2018;8:13759. **2.** Li Y, et al. *Redox Biology* 2. 2014;485-494. FDA

11

 95  100  105  110  115  120  0  12.5  25  50  500  450  400  350  300  250  200  150  100  50  0  VEGF concentrations (% of control)  *  p<0.05  APX3330 restores physiologic  VEGF levels1  APX3330 (30 μm)  —  ＋  —  ＋  oxLDL (150 μg/mL)  —  —  ＋  ＋  TNF-⍺ (pg/ml)  IL-6 (pg/ml)  *  *  *  *p<0.05  *p<0.05  *  % increase in APE1 repair activity  *  Restoration of physiologic VEGF treats pathologic disease while allowing a favorable tolerability profile  Reduced oxidative stress should improve integrity of the neurovascular unit  *  *  *  In vitro Data Validates Three Clinically Meaningful Pathways in DR  APX3330 reduces pro-inflammatory  cytokines (in macrophages)2  APX3330 increases DNA oxidative  repair and neuronal protection3  14000  12000  10000  8000  6000  4000  2000  0  12000  10000  8000  6000  4000  2000  0  APX3330 (μg/mL)  0  0  6.25  12.5  25  LPS (1 μg/mL)  —  ＋  ＋  ＋  ＋  90  APX3330 (μm)  APX3330 (μg/mL)  0  0  6.25  12.5  25  LPS (1 μg/mL)  —  ＋  ＋  ＋  ＋  *  APE-1, apyrimidinic endonuclease 1; ARPE, spontaneously arising retinal epithelial cell line; LPS, lipopolysaccharide; oxLDL, oxidized low density lipoprotein, TNF-⍺, tumor necrosis factor-alpha; IL-6, interleukin 6; VEGF, vascular endothelial growth factor.  1. Li Y, et al. Redox Biology 2. 2014;485-494. 2. Jedinak A, et al. Anticancer Research. 2011;379-386. 3. Kelley MR, et al. PLoS One. 2014;9:e106485.  12  1  2  3

 ZETA-1 Clinical Trial  A Phase 2 Randomized, Placebo-Controlled,  Double-Masked Study of APX3330 in DR is Complete

ZETA-1 Phase 2 Study Design and Demographics

- **Primary endpoint:** % of subjects with **a ≥ 2 step improvement in monocular ETDRS DRSS** at week 24
- **Study eye:** DR graded moderately severe to severe NPDR or mild PDR (monocular DRSS 47, 53, or 61)
- **Fellow eye:** No exclusion*



Week 0
Week 4
Week 12
Week 24
Placebo (BID)
1:1 randomization
APX3330 600mg/day (BID)
N = 103
Primary Endpoint

Baseline DRSS Scores		Placebo (n=52)	APX3330 (n=51)
DRSS Score – Study Eye			
47	Moderately severe to severe NPDR	18 (35%)	22 (43%)
53	Moderately severe to severe NPDR	28 (54%)	25 (49%)
61	Mild PDR	6 (12%)	4 (8%)
DRSS Score – Fellow Eye			
43 or Lower	Mild to moderate NPDR or better	12 (23%)	15 (29%)
47	Moderately severe to severe NPDR	22 (42%)	15 (29%)
53	Moderately severe to severe NPDR	11 (21%)	14 (28%)
61	Mild PDR	4 (8%)	1 (2%)
65 or Higher	Moderate to severe PDR	3 (6%)	4 (8%)

Note: 15 fellow eyes were CST>320 microns (center-involved DME)

*Two APX3330 subjects did not have available DRSS scores in the fellow eye at screening.
BID, twice-daily; CST, central subfield thickness; DME, diabetic macular edema, DRSS, Diabetic Retinopathy Severity Scale; NPDR, non-proliferative diabetic retinopathy; PDR, proliferative diabetic retinopathy.
Source: ZETA-1 Table 14.1.2.1

Ocuphire PHARMA 14

 ETDRS monocular  severity scale1  Binocular  person-level scale1  Moderately severe  Severe or very severe  Mild  Subjects graded based on fundus photographs (images of the retina taken with a fundus camera).  DR, diabetic retinopathy; DRSS, Diabetic Retinopathy Severity Scale; ETDRS, Early Treatment Diabetic Retinopathy Study; NPDR, non-proliferative diabetic retinopathy; PDR, proliferative diabetic retinopathy.  1. Chew EY, et al. N Engl J Med. 2010;363:233-44.  Binocular DRSS is a Validated and Well-Established Scale to Evaluate Systemic Therapies  15  Moderate  N O D R N P D R P D R  Severe  Very  mild  Moderate  Mild  10  20  35  43  47  53  60-61  65  71+  1  2,3  4,5  6,7  8,9  10,11  12,13  14,15  16,17+  ≥ 3-step worsening on the binocular DRSS is considered clinically meaningful

 7%  4%  12%  12%  0%  5%  10%  15%  Percent of Subjects  ≤ -3 steps ≤ -4 steps  DRSS Change from Baseline  Placebo APX3330  Percentage of Subjects with Improvement at Week 24 on the Binocular DRSS Person-Level Scale (Observed Cases)  20%  13%  13%  5%  0%  10%  5%  15%  Percent of Subjects  0%  ≥ 4 steps ≥ 3 steps DRSS Change from Baseline Placebo APX3330  Percentage of Subjects with Worsening at Week 24 on the Binocular DRSS Person-Level Scale (Observed Cases)  20%  ZETA-1 Analysis: Fewer APX3330-treated Subjects Worsened and More Improved  Observed differences between groups were not statistically significant. DRSS, Diabetic Retinopathy Severity Scale.  Observed cases: Subjects with DRSS scores at week 24. Source: Zeta 1 Table 14.2.2.9.2  16

 20%  15%  12% 12%  10%  7%  5% 4%  0%  ≤ -3 DRSS ≤ -4 DRSS  Percent of Subjects  Percentage of Subjects with Improvement in DRSS at Week 24  on the Binocular Person-Level Scale (Observed Cases)  Change from Baseline  Placebo APX3330  ZETA-1 Analysis: Fewer APX3330-treated Subjects Worsened  17  Observed differences between groups were not statistically significant.  DRSS, Diabetic Retinopathy Severity Scale; FDA, Food & Drug Administration. Observed cases: Subjects with DRSS scores at week 24.  Source: Zeta 1 Table 14.2.2.9.2  13%  13%  5%  0%  5%  10%  15%  Percentage of Subjects with Worsening in DRSS at Week 24 on the Binocular Person-Level Scale (Observed Cases)  20%  Percent of Subjects  0%  ≥ 4 steps ≥ 3 steps DRSS Change from Baseline Placebo APX3330  C o n f i r m e d b y t h e F D A a s  a c c e p t a b l e r e g i s t r a t i o n e n d p o i n t

 Percentage of Subjects Developing PDR  by Week 24 (mITT Population)  Percentage of Subjects with ≥ 5 Letters of BCVA Lost at Week 24 (Observed Cases)  26%  APX3330 Decreased Rates of Developing PDR and Vision Loss  APX3330 prevented progression of structural retinal abnormalities  Observed differences between groups were not statistically significant.  BCVA, best-corrected visual acuity; mITT, modified intention-to-treat; PDR, proliferative diabetic retinopathy. Observed cases: Subjects with DRSS score at week 24.  Source: ZETA-1 Table 14.2.6.7.2; Table 14.3.6.5  18  27%  15%  25%  20%  15%  10%  5%  0%  30%  Placebo  APX3330  Subjects Developing PDR (%)  13%  10%  5%  0%  25%  20%  15%  30%  Placebo  APX3330  Subjects with ≥5 Letters of BCVA Lost (%)

 APX3330 Demonstrated a Favorable Safety and Tolerability Profile Consistent with Prior Studies  Total AEs  Placebo (n=52)  APX3330 (n=51)  120  91  Total treatment-related AEs  14  14  Subjects with treatment- related AEs  10 (20%)  10 (19%)  Withdrawals due to treatment-related AEs  1 (2%)  1 (2%)  AEs in >5% of Subjects  All AEs  Treatment-related AEs  Placebo (n=52)  APX3330 (n=51)  Placebo  (n=52)  APX3330  (N=51)  Ocular AEs  DME  5 (10%)  2 (4%)  1 (2%)  0  DR  6 (12%)  1 (2%)  1 (2%)  0  Vitreous detachment  3 (6%)  0  0  0  Cataract  1 (2%)  3 (6%)  0  0  Non-ocular AEs  Pruritus (itching)  1 (2%)  6 (12%)  1 (2%)  3 (6%)  Rash  1 (2%)  3 (6%)  1 (2%)  2 (4%)  COVID-19  5 (10%)  1 (2%)  0  0  SARS CoV-2 test positive  3 (6%)  0  0  0  APX3330 Safety Profile  Ocular AEs similar between  APX3330 and placebo  Lower incidence of clinical DME/DR worsening with APX3330  Pruritis was mild and resolved without APX3330 dose de- escalation or discontinuation  Subjects with DR continued routine medications to manage comorbid conditions  AE, adverse event; DME, diabetic macular edema, DR, diabetic retinopathy. Source: ZETA-1 Clinical Trial. Tables: 14.3.1.1, 14.3.1.7, 14.3.1.10, 16.2.7.  19

 ZETA-2 Clinical Trial  A Phase 2/3 Randomized, Placebo-Controlled,  Double-Masked Study of APX3330 in NPDR is Planned

Optimizing ZETA-2 for Success

	Phase 2 ZETA-1	Phase 2/3 ZETA-2
Duration	24 weeks (6 months)	48 weeks (12 months)
Eligibility	Study eye (1 eye)	Binocular (2 eyes)
Sample size	N=103	N=300
Primary endpoint	≥ 2-step DRSS improvement in the study eye	≥ 3-step DRSS worsening on a binocular person-level scale
Baseline DRSS score	47, 53, 61 in study eye; Fellow eye no exclusion	47 or 53 in one eye; Fellow eye 43, 47, 53
Key exclusion	DME in study eye	PDR or DME in either eye

DME, diabetic macular edema; DRSS, Diabetic Retinopathy Severity Scale; PDR, proliferative diabetic retinopathy.

Ocuphire PHARMA 21

 Patients in ZETA-2 will  have high-risk NPDR  N O D R  N P D R  P D R  ETDRS monocular  severity scale1  Binocular  person-level scale1  Very mild  Moderate  Mild  Moderately severe  Severe or very severe  Mild  DR, diabetic retinopathy; DRSS, Diabetic Retinopathy Severity Scale; ETDRS, Early Treatment Diabetic Retinopathy Study; NPDR, non-proliferative diabetic retinopathy; PDR, proliferative diabetic retinopathy.  1. Chew EY, et al. N Engl J Med. 2010;363:233-44. 2. [No authors listed]. ETDRS report number 12. Ophthalmology. 1991;98:823-833.  High-Risk NPDR Patients are More Likely to Progress Thereby Providing an Enriched Study Population for ZETA-2  10  20  35  43  Moderate  Severe  2,3  4,5  6,7  47  53  60-61  65  71+  8,9  10,11  12,13  14,15  16,17+  1  26%   1-yr progression rate2  44 - 7 5%  1-yr progression rate2  22

 Observed Rates of Progression Increase as DR Severity Increases  Based on Landmark NEI ETDRS Study of Over 3,700 Patients  23  DRSS level  1-year progression  rate to ANY PDR1  1-year progression rate  to HIGH-RISK PDR2  43  Moderate NPDR  12%  3%  47  Moderately severe NPDR  26%  9%  53a to d  Severe NPDR  44 – 51%  15%  53e  Very Severe NPDR  75%  45%  61  Mild PDR  –  22%  ≥65  Moderate PDR  –  46%  Placebo progression rate  ≥3 steps  correlates with PDR development  In ZETA-1, 13% of placebo patients worsened by ≥3 steps at 6 months, consistent with observed rates in this landmark study3  DR, diabetic retinopathy; NEI, National Eye Institute; NPDR, non-proliferative diabetic retinopathy; PDR, proliferative diabetic retinopathy.  1. [No authors listed]. ETDRS report number 12. Ophthalmology. 1991;98:823-833. 2. ETDRS report number 9. Ophthalmology. 1991;98:766-785. 3. Data on file.

 Optimized Study Design Positions ZETA-2 for Success  APX3330 600 mg/day BID (n=150)  1:1  randomization  (N=300)  Primary Endpoint  Placebo BID (n=150)  Week 0  Week 24  Week 12  Week 48  BID, twice-daily; NPDR, non-proliferative diabetic retinopathy.  ≥3 step worsening is associated with a higher likelihood of PDR progression in the proposed study population  Significant placebo progression rates expected due to duration and population  Enriched patient population of high-risk NPDR progressors  Study is powered above 80% to detect delta between APX3330 and placebo, similar to ZETA-1  24

 Jeff Heier, MD  Ophthalmic Consultants of Boston  “If ZETA-1 results are repeated in Phase 3, I would place virtually all of my diabetic patients on oral APX3330 and treat locally only as needed."  "Ref-1 biology targets three pillars of diabetic eye disease: angiogenesis, inflammation, and oxidative stress. This is promising in the quest to provide non-invasive, early options for patients."  Peter Kaiser, MD  Cleveland Clinic  “I enjoy working with the team to develop an innovative protocol design to enroll the patients most likely to have progressive disease while keeping the study practical to help enrollment."  Arshad Khanani, MD  Sierra Eye Associates  Globally Recognized Retina Specialists Support APX3330 Development  25

 Partnership with Viatris  Ryzumvi (phentolomine ophthalmic solution) 0.75%  RYZUMVI is a trademark of Ocuphire Pharma, Inc.

 Global Partnership with Viatris for Ryzumvi  Ryzumvi approved for the reversal of pharmacologically-  induced mydriasis and expected to launch in 1H 2024  Licensing agreement provides funding  for 2 additional indications, with Viatris responsible for commercialization  Two Phase 3 studies ongoing in presbyopia and dim light disturbances  Received $35M upfront cash payment upon licensing  agreement  $120M in potential regulatory and commercial milestone payments  first $10M milestone met for Ryzumvi approval  Potential for tiered double-digit royalties  Partner for global commercialization  Fully-funded development; Viatris  responsible for commercialization  Allows Ocuphire to focus on APX3330 and pipeline  Strengthens cash position  RYZUMVI is a trademark of Ocuphire Pharma, Inc.  27

All 3 Indications Have Sizeable Potential US Patient Populations

Treatment of pharmacologically-induced mydriasis*[1]

100M

eye dilations conducted every year[2]

Treatment of Presbyopia

133M

presbyopes[3]

Treatment of decreased visual acuity under low light conditions

600-700K

laser vision correction procedures per year[4]

35% of LASIK patients report dim light disturbances[5]

*RYZUMVI ™ is indicated for the treatment of pharmacologically-induced mydriasis produced by adrenergic agonists (eg, phenylephrine) or parasympatholytic agents (eg, tropicamide).

RYZUMVI™ is a trademark of Ocuphire Pharma, Inc.

1. Ryzumvi. Prescribing Information. Ocuphire Pharma, Inc.; 2023. **2.** Wilson FA, et al. J Ophthalmol. 2015;2015:435606. **3.** Berdahl J, et al. *Clin Ophthalmol.* 2020;14:3439-3450. **4.** Lindstrom RL. Millennials will be the next target for laser vision correction. Ocular Surgery News. April 1, 2019. Accessed December 12, 2023. https://www.healio.com/news/ophthalmology/20190329/millennials-will-be-the-next-target-for-laser-vision-correction **5.** Mamalis N. *J Cataract Refract Surg.* 2014;40:343-344.

Ocuphire PHARMA

Highly Experienced Team with Meaningful Expertise  Over 60 years of proven clinical, commercial, and transaction experience  Involved in the research, development, and approval  of numerous Ophthalmic products:  Ophthalmic Experts  29  Ash Jayagopal, PhD, MBA  Chief Scientific &  Development Officer  Vabysmo® is a trademark of Genentech, Inc.; Syfovre® is a registered trademark of Apellis Pharmaceuticals, Inc.; RYZUMVI is a trademark of Ocuphire Pharma, Inc.; Eysuvis® and Inveltys are registered trademarks of Alcon, Inc.; Meibo is a trademark of Bausch + Lomb Incorporated or its affiliates; Oxervate® is a registered trademark of Dompé Farmaceutici S.p.a.; Xiidra® is a registered trademark of Bausch + Lomb Incorporated or its affiliates;  George Magrath, MD, MBA, MS  Chief Executive Officer  Nirav Jhaveri, MBA  Chief Financial Officer  Joseph Schachle, MBA  Chief Operating Officer

 DR, diabetic retinopathy; FDA, Food and Drug Administration.  Ocuphire is Positioned to Transform the Treatment of Diabetic Retinopathy  Extensive understanding of large, underserved DR market  Addressing unmet needs by targeting multiple DR pathways with oral treatment  Demonstrated efficacy in slowing DR progression in completed Phase 2 study  Primed for pivotal Phase 2/3 study with FDA-confirmed endpoint  Proven development team with decades of Ophthalmic expertise  Revenue-generating partnership  strengthens cash position  30